--------------------------------------------------------------------------------
                                                    EMERGING MARKET FIXED INCOME
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Alliance Emerging
Market Debt Fund

Annual Report
August 31, 2002

                                            AllianceCapital [LOGO]
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
October 15, 2002

Dear Shareholder:

This report provides performance, investment strategy and outlook for Alliance Emerging Market Debt Fund (the "Fund") for the annual reporting period ended August 31, 2002. (The name of the Fund changed from Alliance Global Dollar Government Fund to Alliance Emerging Market Debt Fund on March 1, 2002.)

Investment Objectives and Policies

This open-end fund is designed to provide investors with a high level of current income and, secondarily, capital appreciation. To achieve its objectives, the Fund invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. The Fund invests substantially all of its assets in lower-rated securities.

Investment Results

The following table shows how the Fund performed over the past six- and 12-month periods ended August 31, 2002. For comparison, we have included the returns for the unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which provides a broad measure of the performance of a basket of emerging market debt securities.

INVESTMENT RESULTS*
Periods Ended August 31, 2002

                                                        ------------------------
                                                              Total Returns
                                                        ------------------------
                                                        6 Months       12 Months
--------------------------------------------------------------------------------
Alliance Emerging Market
Debt Fund
   Class A                                               -3.81%           7.38%
--------------------------------------------------------------------------------
   Class B                                               -4.20%           6.50%
--------------------------------------------------------------------------------
   Class C                                               -4.20%           6.50%
--------------------------------------------------------------------------------
J.P. Morgan Emerging
Markets Bond Index Plus                                  -2.70%          -1.07%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) for each class of shares as of August 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.


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                                          ALLIANCE EMERGING MARKET DEBT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance Emerging Market Debt Fund.

      Additional investment results appear on pages 6-9.

During the six-month period ended August 31, 2002, the Fund underperformed the benchmark, the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+). The primary detractors from performance were the Fund's security selection in Mexico and its overweight position in Ecuador. For the 12-month period ended August 31, 2002, the Fund solidly outperformed the index.

During the six-month period, contagion from troubled Latin American credits, particularly Brazil, Argentina and Ecuador, adversely affected other Latin American sovereign bonds, although the entire sector rebounded in August. Mexico performed better than most Latin American countries, but did not escape the contagion, returning 2.91%, as measured by the JPM EMBI+, for the period. Mexico's close relationship with the U.S. had both positive and negative effects on Mexican bond prices. Although imports to the U.S. helped support bond prices by providing some economic stability, the high volatility in the U.S. corporate bond market had a negative influence on Mexican bond prices.

In Ecuador, bond prices declined significantly as prospects for a deal with the International Monetary Fund (IMF) were delayed, resulting in returns of -16.05%, as measured by the JPM EMBI+, for the period. The Fund's modest overweight position detracted from performance, but we view the appointment of a new finance minister who has pledged to make an IMF package his top priority as a positive sign going forward.

One additional detractor from performance was the Fund's underweight position in Venezuela, as robust oil prices boosted Venezuelan bonds up 9.55% for the period under review.

Brazil was the worst performing emerging market country during the period, returning -21.31%, as measured by JPM EMBI+, as bonds declined due to political uncertainty over Brazilian elections in October. The markets were concerned that an electoral victory for the left would lead to a sharp move towards populist policies, away from the fiscal discipline necessary to successfully manage the country's debt burden. Although we believed these fears to be exaggerated, the Fund's underweight exposure, relative to the benchmark, contributed positively to performance.

The Fund's overweight position in Russia helped performance for the six-month period as strong economic growth aided by oil exports continued to support Russian bond prices. Com-


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2 o ALLIANCE EMERGING MARKET DEBT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

bined with overall security selection, the Fund's Russian position has been the primary source of outperformance during the 12-month period under review.

Market Overview

The global economic recovery stalled in the second quarter of 2002, led by a loss of economic momentum in the United States. Although U.S. economic growth surpassed expectations for the first quarter--gross domestic product (GDP) was 5.0%--continuing weakness in the labor market, anemic business spending and a sharp decline in equity valuations dampened prospects for a stronger economic recovery. Corporate accounting scandals led to a crisis in investor confidence that rocked the financial markets during the period. Global yields fell as markets and central banks responded to the prospect of weaker growth. As a result, central bank tightening, which was under way in several countries, came to a halt. The U.S. Federal Reserve adopted a neutral stance, maintaining interest rates at their current level of 1.75%.

Emerging market debt, as measured by the JPM EMBI+, returned -2.70% for the six-month period under review, with non-Latin countries returning 5.65% and Latin countries returning -8.20%. As noted in the performance review section, Latin American markets were affected by contagion from Brazil and Ecuador, the two worst performers for the six-month period, despite a substantial rebound in August. A clearer election outlook and large IMF package sent Brazilian bond prices soaring at the end of the period, and Ecuador was aided by improved prospects for their own IMF deal. The only non-Latin countries with negative performance for the six-month period were Nigeria and Turkey, returning -13.84% and -3.14%, respectively. Statements by Nigerian government officials indicating that Nigeria could be having difficulty making external debt payments caused Nigerian bond prices to tumble. Returns declined in Turkey as a political crisis threatened the stability of the governing coalition. Ukraine, returning 8.25%, and Russia, returning 7.57%, were among the best performers during the period, with returns supported by strong economic growth.

Investment Strategy

We significantly increased the Fund's Mexican holdings during the period, making Mexico the Fund's second largest sovereign position. As U.S. economic growth picks up, we expect to see growth in Mexico follow.

We modestly increased the Fund's overweight position in Russia during the period as strong oil prices, increasing domestic consumption and relative political calm improved Russia's outlook. We also added positions in Bulgaria, Uruguay and South Africa.

The Fund's position in Brazil was reduced in the spring, but we have begun to rebuild the position. As discussed below in "Outlook", we think the risk of default is overstated by the market.


--------------------------------------------------------------------------------
                                          ALLIANCE EMERGING MARKET DEBT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Outlook

We expect the global economic recovery to advance throughout the year, although at a slower pace than originally anticipated. With trade, housing and manufacturing data all pointing toward accelerating growth, the U.S. economy should regain momentum in the fourth quarter. Although the U.S. Federal Reserve has maintained interest rates at their current levels year-to-date, the weight of concern has shifted toward the risk of additional weakness in the economy rather than the possibility of higher inflation. Rates are most likely to remain unchanged through year-end, with the possibility of a rate cut if weakness prevails.

Emerging market bonds are currently relatively cheap, offering upside potential if the global economic recovery is sustained. Although emerging markets rebounded in August, the medium-term outlook remains challenging for most Latin American countries. Volatility could return as investors continue to speculate on the results of Brazil's upcoming election. We are encouraged that the presidential candidates have focused on the long-term health of the Brazilian economy rather than using the current volatility for their own short-term political gain, and we believe the next administration will remain committed to fiscal responsibility.

We believe economic growth will begin to accelerate in Mexico, and more importantly to the market, a more reasonably priced peso will help oil revenues, further improving the country's fiscal situation. Proposed reforms that would end the state electricity monopoly are also viewed as a positive sign.

As the possibility of war with Iraq intensifies, global risk aversion could escalate. Obviously, much of the Middle East and Turkey would be negatively impacted by action against Iraq, but oil-exporting countries would also benefit.


--------------------------------------------------------------------------------
4 o ALLIANCE EMERGING MARKET DEBT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest and investment in Alliance Emerging Market Debt Fund. We look forward to reporting its progress to you in coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Paul DeNoon

Paul DeNoon
Vice President

[PHOTO]    John D. Carifa

[PHOTO]    Paul DeNoon

Paul DeNoon, Portfolio Manager, has over 18 years of investment experience.


--------------------------------------------------------------------------------
                                          ALLIANCE EMERGING MARKET DEBT FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE EMERGING MARKET DEBT FUND
GROWTH OF A $10,000 INVESTMENT
2/28/94* TO 8/31/02

J.P. Morgan Emerging Markets Bond Index Plus:   $22,864
Alliance Emerging Market Debt Fund Class A:     $19,808

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                            Alliance Emerging            J.P. Morgan Emerging
                            Market Debt Fund            Markets Bond Index Plus
-------------------------------------------------------------------------------
     2/28/94                     $ 9,579                        $10,000
     8/31/94                     $ 9,218                        $ 9,577
     8/31/95                     $ 9,081                        $ 9,997
     8/31/96                     $12,572                        $13,839
     8/31/97                     $16,347                        $18,045
     8/31/98                     $10,042                        $12,655
     8/31/99                     $12,993                        $16,511
     8/31/00                     $18,157                        $22,178
     8/31/01                     $18,442                        $23,111
     8/31/02                     $19,808                        $22,864


This chart illustrates the total value of an assumed $10,000 investment in Alliance Emerging Market Debt Fund Class A shares at net asset value (NAV) (from 2/28/94* to 8/31/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a sharehholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds.

When comparing Alliance Emerging Market Debt Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Emerging Market Debt Fund.

*     Closest month-end after Fund's Class A share inception date of 2/25/94.


--------------------------------------------------------------------------------
6 o ALLIANCE EMERGING MARKET DEBT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE EMERGING MARKET DEBT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 8/31

                              [BAR CHART OMITTED]

        Alliance Emerging Market Debt Fund -- Yearly Periods Ended 8/31
--------------------------------------------------------------------------------
                                    Alliance Emerging      J.P. Morgan Emerging
                                    Market Debt Fund     Markets Bond Index Plus
--------------------------------------------------------------------------------
   8/31/94*                              -3.77%                   -4.23%
   8/31/95                               -1.48%                    4.38%
   8/31/96                               38.47%                   38.42%
   8/31/97                               30.04%                   30.39%
   8/31/98                              -38.56%                  -29.87%
   8/31/99                               29.40%                   30.47%
   8/31/00                               39.76%                   34.33%
   8/31/01                                1.55%                    4.21%
   8/31/02                                7.38%                   -1.07%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The index does not reflect fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Emerging Market Debt Fund.

* The Fund's return for the period ended 8/31/94 is from the Fund's inception date of 2/25/94 through 8/31/94. The benchmark's return for the period ended 8/31/94 is from 2/28/94 through 8/31/94.


--------------------------------------------------------------------------------
                                          ALLIANCE EMERGING MARKET DEBT FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
August 31, 2002

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $202.0
2/25/94
Class B Shares
2/25/94
Class C Shares
2/25/94

SECURITY TYPE BREAKDOWN

o   78.3% Sovereign
o   17.4% Corporate
o    2.9% Brady Bonds                   [PIE CHART]
o    0.6% Loan Participation

o    0.8% Short-Term

COUNTRY BREAKDOWN

o   23.4% Russia
o   18.4% Mexico
o   13.8% Brazil
o    4.4% Philippines
o    4.3% Panama
o    4.0% Venezuela
o    3.6% Ecuador
o    3.4% Colombia                      [PIE CHART]
o    2.7% Korea
o    2.3% Turkey
o    2.2% United States
o    2.1% Bulgaria
o    1.8% Ukraine
o    1.6% Malaysia
o    1.4% Luxembourg
o    1.3% Qatar
o    1.0% Uruguay
o    1.0% Cayman Islands

o    7.3% Other

All data as of August 31, 2002. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 1.0% weightings in Canada, Trinidad & Tobago, South Africa, Jamaica, Dominican Republic, Tunisia, Morocco, Nigeria, Belize, El Salvador, Netherlands and Peru.


--------------------------------------------------------------------------------
8 o ALLIANCE EMERGING MARKET DEBT FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2002

Class A Shares
--------------------------------------------------------------------------------
                                         Without Sales Charge  With Sales Charge
            1 Year                              7.38%                2.86%
           5 Years                              3.92%                3.02%
   Since Inception*                             8.91%                8.36%
         SEC Yield**                           10.53%

Class B Shares
--------------------------------------------------------------------------------
                                         Without Sales Charge  With Sales Charge
            1 Year                              6.50%                3.67%
           5 Years                              3.08%                3.08%
   Since Inception*(a)                          8.33%                8.33%
         SEC Yield**                           10.16%

Class C Shares
--------------------------------------------------------------------------------
                                         Without Sales Charge  With Sales Charge
            1 Year                              6.50%                5.56%
           5 Years                              3.11%                3.11%
   Since Inception*                             8.07%                8.07%
         SEC Yield**                           10.16%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2002)

                                             Class A      Class B        Class C
--------------------------------------------------------------------------------
            1 Year                             4.99%       5.95%          7.87%
           5 Years                             1.41%       1.48%          1.53%
   Since Inception*                            7.76%       7.72%(a)       7.47%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund invests a significant amount of its assets in foreign securities, which may magnify fluctuations and can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 2/25/94 for all share classes.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended August 31, 2002.

(a)   Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
                                          ALLIANCE EMERGING MARKET DEBT FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
August 31, 2002

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-96.4%

Sovereign Debt Securities-92.3%
Belize-0.6%
Government of Belize
   9.50%, 8/15/12 .........................          $ 1,200        $ 1,191,000
                                                                    -----------

Brazil-13.7%
Federal Republic of Brazil
   11.00%, 1/11/12 ........................            2,600          1,592,500
   11.00%, 8/17/40 ........................           34,872         19,580,628
   11.25%, 7/26/07 ........................              700            473,200
   12.00%, 4/15/10 ........................            2,425          1,576,250
   12.75%, 1/15/20 ........................            1,550            976,500
   14.50%, 10/15/09 .......................            4,650          3,522,375
                                                                    -----------
                                                                     27,721,453
                                                                    -----------

Bulgaria-1.8%
Republic of Bulgaria
   8.25%, 1/15/15(a)(b) ...................            3,500          3,601,500
                                                                    -----------

Colombia-4.1%
Republic of Colombia
   10.00%, 1/23/12(a) .....................            2,550          2,186,625
   10.50%, 7/09/10 ........................              250            216,250
   11.75%, 2/25/20 ........................            6,565          5,810,025
                                                                    -----------
                                                                      8,212,900
                                                                    -----------

Dominican Republic-0.8%
Dominican Republic
   9.50%, 9/27/06(b) ......................            1,525          1,604,300
                                                                    -----------

Ecuador-4.2%
Republic of Ecuador
   6.00%, 8/15/30(b)(c) ...................           16,350          6,867,000
   12.00%, 11/15/12(b) ....................            2,950          1,711,000
                                                                    -----------
                                                                      8,578,000
                                                                    -----------

El Salvador-0.5%
Republic of El Salvador
   8.50%, 7/25/11(b) ......................            1,000          1,068,500
                                                                    -----------

Jamaica-1.0%
Government of Jamaica
   10.625%, 6/20/17 .......................            1,100          1,124,750
   11.625%, 1/15/22 .......................              700            796,250
                                                                    -----------
                                                                      1,921,000
                                                                    -----------


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10 o ALLIANCE EMERGING MARKET DEBT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

Mexico-17.5%
United Mexican States
   7.50%, 1/14/12 .........................          $ 1,400        $ 1,437,100
   11.375%, 9/15/16(a) ....................           23,750         29,984,375
   11.50%, 5/15/26 ........................              925          1,197,875
   Series XW
   10.375%, 2/17/09 .......................            2,300          2,688,700
                                                                    -----------
                                                                     35,308,050
                                                                    -----------

Panama-4.6%
Republic of Panama
   9.375%, 4/01/29 ........................            4,400          4,472,600
   9.625%, 2/08/11 ........................            1,850          1,820,400
   10.75%, 5/15/20 ........................            2,925          2,922,075
                                                                    -----------
                                                                      9,215,075
                                                                    -----------

Peru-0.0%
Republic of Peru
   9.125%, 2/21/12(b) .....................              100             83,500
                                                                    -----------

Philippines-2.5%
Republic of the Philippines
   9.875%, 1/15/19 ........................            2,700          2,673,000
   10.625%, 3/16/25(a) ....................            2,350          2,438,125
                                                                    -----------
                                                                      5,111,125
                                                                    -----------

Qatar-1.6%
State of Qatar
   9.75%, 6/15/30(b) ......................            2,550          3,149,250
                                                                    -----------

Russia-26.6%
Russian Federation
   5.00%, 3/31/30(a)(b)(c) ................           65,855         46,139,659
Russian Ministry of Finance
   3.00%, 5/14/06(b) ......................            1,250          1,001,625
   Series V
   3.00%, 5/14/08 .........................            2,400          1,620,000
   Series VI
   3.00%, 5/14/06 .........................            6,300          5,048,190
                                                                    -----------
                                                                     53,809,474
                                                                    -----------

South Africa-1.0%
Republic of South Africa
   7.375%, 4/25/12 ........................            2,000          2,045,000
                                                                    -----------

Trinidad & Tobago-1.0%
Republic of Trinidad & Tobago
   9.75%, 7/01/20(b) ......................            1,800          2,087,334
                                                                    -----------


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

Turkey-2.8%
Republic of Turkey
   11.75%, 6/15/10 ........................          $ 5,270       $  4,887,925
   12.375%, 6/15/09 .......................              725            690,563
                                                                   ------------
                                                                      5,578,488
                                                                   ------------

Ukraine-2.1%
Government of Ukraine
   11.00%, 3/15/07(b) .....................            4,130          4,263,812
                                                                   ------------

Uruguay-1.2%
Republic of Uruguay
   7.625%, 1/20/12 ........................            2,025          1,047,938
   7.875%, 7/15/27 ........................              700            339,500
   8.75%, 6/22/10 .........................            1,950          1,043,250
                                                                   ------------
                                                                      2,430,688
                                                                   ------------

Venezuela-4.7%
Republic of Venezuela
   9.25%, 9/15/27 .........................           13,700          9,439,300
                                                                   ------------

Total Sovereign Debt Securities
   (cost $170,519,435) ....................                         186,419,749
                                                                   ------------

Collateralized Brady Bonds(d)-3.4%
Brazil-1.5%
Federal Republic of Brazil
   C-Bonds
   8.00%, 4/15/14 .........................            4,926          3,060,300
                                                                   ------------

Bulgaria-0.7%
Republic of Bulgaria
   Discount FRN
   Series A
   2.688%, 7/28/24 ........................            1,575          1,419,547
                                                                   ------------

Nigeria-0.7%
Central Bank of
   Nigeria
   Series WW
   6.25%, 11/15/20(e) .....................            2,500          1,412,500
                                                                   ------------

Panama-0.5%
Republic of Panama IRB VRN
   5.00%, 7/17/14 .........................            1,111            905,556
                                                                   ------------

Total Collateralized Brady Bonds
   (cost $6,852,755) ......................                           6,797,903
                                                                   ------------


--------------------------------------------------------------------------------
12 o ALLIANCE EMERGING MARKET DEBT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

Loan Participation-0.7%
Morocco-0.7%
Kingdom of Morocco Loan Participation FRN
   Series A
   6.375%, 1/01/09
   (cost $1,477,008) ......................          $ 1,622       $  1,464,184
                                                                   ------------

Total Sovereign Debt Obligations
   (cost $178,849,198) ....................                         194,681,836
                                                                   ------------

CORPORATE DEBT OBLIGATIONS-20.6%
Banco Nac Desenv Bondes
   6.50%, 6/15/06(b) ......................            2,100          1,495,125
Banque Cent De Tunisie
   7.375%, 4/25/12 ........................            1,500          1,496,250
Chohung Bank
   11.875%, 4/01/10(b) ....................            1,400          1,622,331
Corp. Durango SA de C.V.
   13.75%, 7/15/09(b) .....................              950            819,375
Globe Telecom, Inc.
   9.75%, 4/15/12(b) ......................            2,300          2,403,500
Hanvit Bank, SA
   12.75%, 3/01/10(b) .....................            2,225          2,622,719
Hurricane Hydrocarbons
   12.00%, 8/04/06 ........................            2,200          2,178,000
Innova S de R.L., SA
   12.875%, 4/01/07 .......................            4,750          3,852,250
Korea Deposit Insurance
   2.50%, 12/11/05(b) .....................            2,000          2,125,000
Mobile Telesystems Finance
   10.95%, 12/21/04(b) ....................            1,405          1,394,463
Monterrey Power SA de C.V.
   9.625%, 11/15/09(b) ....................              857            895,777
Netia Holdings B.V.
   Series B
   11.25%, 11/01/07(f) ....................            4,500            787,500
Pemex Project Funding Master Trust
   8.00%, 11/15/11(b) .....................            1,200          1,218,000
   9.125%, 10/13/10 .......................            2,000          2,165,000
Petrobras International Finance
   9.125%, 2/01/07(b) .....................            1,800          1,498,500
   9.875%, 5/09/08 ........................            1,100            899,250
Petroliam Nasional Berhad
   7.625%, 10/15/26(b) ....................              900            920,250
Petronas Capital Ltd.
   7.875%, 5/22/22(b) .....................            2,600          2,790,887
Philippine Long Distance Telephone
   11.375%, 5/15/12(b) ....................            3,210          3,014,058
PTC International Finance II, SA
   11.25%, 12/01/09 .......................            2,000          1,995,000


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
-------------------------------------------------------------------------------

Siberian Oil Co.
   11.50%, 2/13/07 ........................      $     1,750      $   1,780,625
TFM SA de C.V.
   12.50%, 6/15/12(b) .....................            3,000          2,895,000
Unibanco (Cayman)
   9.375%, 4/30/12(b) .....................              900            607,500
                                                                  -------------

Total Corporate Debt Obligations
   (cost $45,021,446) .....................                          41,476,360
                                                                  -------------

RIGHTS & WARRANTS(g)-0.0%
Republic of Venezuela
   Warrants, expiring 4/15/20 .............           48,195                 -0-
United Mexican States
   Value Recovery Rights,
   expiring 6/30/03 .......................       14,908,000             40,997
                                                                  -------------

Total Rights & Warrants
   (cost $0) ..............................                              40,997
                                                                  -------------

SHORT-TERM INVESTMENT-0.9%
Time Deposit-0.9%
Bank of New York
   1.50%, 9/03/02
   (cost $1,875,000) ......................      $     1,875          1,875,000
                                                                  -------------

Total Investments-117.9%
   (cost $225,745,644) ....................                         238,074,193
Other assets less liabilities-(17.9)% .....                         (36,085,707)
                                                                  -------------

Net Assets-100% ...........................                       $ 201,988,486
                                                                  =============


--------------------------------------------------------------------------------
14 o ALLIANCE EMERGING MARKET DEBT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

(a) Positions, with an aggregate market value of $46,701,903 have been segregated to collateralize reverse repurchase agreements.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2002, these securities amounted to $97,899,965 or 48.5% of net assets.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate was in effect at August 31, 2002.

(d) Sovereign debt obligations issued as a part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(e) Security trades with oil warrants expiring November 15, 2020. As of August 31, 2002, the Fund holds 3,250 oil warrants.

(f)   Security is in default and is non-income producing.

(g)   Non-income producing security.

      Glossary of Terms:
      FRN - Floating Rate Note
      IRB - Interest Reduction Bond
      VRN - Variable Rate Note

      See notes to financial statements


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 15

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
August 31, 2002

Assets
Investments in securities, at value (cost $225,745,644) .....     $ 238,074,193
Cash ........................................................               157
Interest receivable .........................................         6,565,143
Due from broker .............................................         3,694,258
Receivable for investment securities sold ...................         2,390,166
Receivable for capital stock sold ...........................           929,335
                                                                  -------------
Total assets ................................................       251,653,252
                                                                  -------------
Liabilities
Reverse repurchase agreements ...............................        45,209,715
Payable for investment securities purchased .................         2,681,712
Dividend payable ............................................           607,779
Payable for capital stock redeemed ..........................           596,892
Advisory fee payable ........................................           123,511
Distribution fee payable ....................................           121,788
Unrealized depreciation on credit default swap contract .....            70,000
Administrative fee payable ..................................            22,848
Accrued expenses ............................................           230,521
                                                                  -------------
Total liabilities ...........................................        49,664,766
                                                                  -------------
Net Assets ..................................................     $ 201,988,486
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $      33,300
Additional paid-in capital ..................................       268,778,375
Distributions in excess of net investment income ............          (776,318)
Accumulated net realized loss on investment
   and option transactions ..................................       (78,305,420)
Net unrealized appreciation of investment
   and swap transactions ....................................        12,258,549
                                                                  -------------
                                                                  $ 201,988,486
                                                                  =============
Calculation of Maximum Offering Price

Class A Shares
Net asset value and redemption price per share
   ($76,397,689/12,688,250 shares of
   capital stock issued and outstanding) ....................             $6.02
Sales charge--4.25% of public offering price ................               .27
                                                                          -----
Maximum offering price ......................................             $6.29
                                                                          =====

Class B Shares
Net asset value and offering price per share
   ($80,063,824/13,147,674 shares of
   capital stock issued and outstanding) ....................             $6.09
                                                                          =====

Class C Shares
Net asset value and offering price per share
   ($45,526,973/7,464,166 shares of
   capital stock issued and outstanding) ....................             $6.10
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE EMERGING MARKET DEBT FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended August 31, 2002

Investment Income
Interest ............................................               $25,414,347
Expenses
Advisory fee ........................................  $1,485,686
Distribution fee--Class A ...........................     218,625
Distribution fee--Class B ...........................     816,042
Distribution fee--Class C ...........................     436,122
Transfer agency .....................................     246,710
Custodian ...........................................     210,815
Administrative ......................................     142,200
Audit and legal .....................................     125,214
Printing ............................................      80,161
Registration ........................................      56,348
Directors' fees .....................................      19,600
Miscellaneous .......................................       9,565
                                                       ----------
Total expenses before interest ......................   3,847,088
Interest expense ....................................     742,985
                                                       ----------
Total expenses ......................................                 4,590,073
                                                                    -----------
Net investment income ...............................                20,824,274
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions .....................................               (24,253,341)
Net realized loss on option transactions ............                   (52,353)
Net change in unrealized
   appreciation/depreciation of:
   Investments ......................................                15,550,097
   Swap .............................................                   (70,000)
                                                                    -----------
Net loss on investment, option and swap
   transactions .....................................                (8,825,597)
                                                                    -----------
Net Increase in Net Assets
   from Operations ..................................               $11,998,677
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 17

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                Year Ended          Year Ended
                                                August 31,          August 31,
                                                   2002                2001
                                              =============       =============
Increase (Decrease) In Net Assets
From Operations
Net investment income ..................      $  20,824,274       $  24,342,537
Net realized gain (loss) on investment
   and option transactions .............        (24,305,694)            734,847
Net change in unrealized
   appreciation/depreciation of
   investment and
   swap transactions ...................         15,480,097         (24,163,098)
                                              -------------       -------------
Net increase in net assets
   from operations .....................         11,998,677             914,286
Dividends and Distributions
to Shareholders from
Net investment income
Class A ................................         (8,504,921)         (7,671,174)
Class B ................................         (9,034,739)         (9,948,500)
Class C ................................         (4,787,207)         (4,550,400)
Tax return of capital
Class A ................................           (735,143)                 -0-
Class B ................................           (780,940)                 -0-
Class C ................................           (413,794)                 -0-
Capital Stock Transactions
Net increase (decrease) ................         23,122,724         (10,730,438)
                                              -------------       -------------
Total increase (decrease) ..............         10,864,657         (31,986,226)
Net Assets
Beginning of period ....................        191,123,829         223,110,055
                                              -------------       -------------
End of period (includes undistributed
   net investment income of $726,277
   at August 31, 2001) .................      $ 201,988,486       $ 191,123,829
                                              =============       =============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE EMERGING MARKET DEBT FUND

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Year Ended August 31, 2002

Increase (Decrease) in Cash From:
Operating Activities:
Interest received ............................   $  20,927,902
Interest expense paid ........................        (817,596)
Operating expenses paid ......................      (3,794,046)
                                                 -------------
Net increase in cash from operating
   activities ................................                     $ 16,316,260
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments .....................     374,472,168
Purchase of long-term portfolio
   investments ...............................    (390,919,377)
Purchase of short-term portfolio
   investments, net ..........................      (6,567,852)
                                                 -------------
Net decrease in cash from investing
   activities ................................                      (23,015,061)
Financing Activities:
Decrease in reverse repurchase
   agreements ................................      (3,350,465)
Subscription of capital stock, net ...........      22,787,139
Cash dividends paid ..........................     (12,807,175)
                                                 -------------
Net increase in cash from financing
   activities ................................                        6,629,499
                                                                   ------------
Net decrease in cash .........................                          (69,302)
Cash at beginning of period ..................                           69,459
                                                                   ------------
Cash at end of period ........................                     $        157
                                                                   ============
--------------------------------------------------------------------------------
Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets resulting from
   operations ................................                     $ 11,998,677
Adjustments:
Increase in interest receivable ..............   $    (676,127)
Net realized loss on investment
   and option transactions ...................      24,305,694
Net change in unrealized
   appreciation/depreciation of
   investment, and swap transactions .........     (15,480,097)
Accretion of bond discount and
   amortization of bond premium ..............      (3,810,318)
Decrease in interest payable .................         (74,611)
Increase in accrued expenses .................          53,042
                                                 -------------
Total adjustments ............................                        4,317,583
                                                                   ------------
Net increase in cash from operating
   activities ................................                     $ 16,316,260
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
August 31, 2002

NOTE A

Significant Accounting Policies

Alliance Emerging Market Debt Fund, Inc. (formerly, Alliance Global Dollar Government Fund, Inc.) (the "Fund") was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
20 o ALLIANCE EMERGING MARKET DEBT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to the tax return of capital and recognition of premium on debt securities resulted in a net decrease in distributions in excess of net investment income, an increase in accumulated net realized loss on investment transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

6. Change in Accounting Principle

As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to September 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $40,989 decrease in cost of investments and a corresponding $40,989 decrease in net unrealized depreciation, based on investments owned by the Fund on September 1, 2001.

The effect of this change for the year ended August 31, 2002, was to decrease net investment income by $168,537, increase net unrealized appreciation of investments by $127,550 and decrease net realized loss on investment transactions by $40,987. The statement


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory and Administrative Fees

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .75 of 1% of the average adjusted daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $142,200 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended August 31, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $161,446 for the year ended August 31, 2002.

For the year ended August 31, 2002, the Fund's expenses were reduced by $1,091 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $212,424 from the sale of Class A shares and $89,122 and $14,555 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended August 31, 2002.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,981,044 and $2,020,571 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


--------------------------------------------------------------------------------
22 o ALLIANCE EMERGING MARKET DEBT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $390,836,714 and $362,168,396, respectively, for the year ended August 31, 2002. There were no purchases or sales of U.S. government or government agency obligations for the year ended August 31, 2002.

At August 31, 2002, the cost of investments for federal income tax purposes was $230,898,292 Accordingly, gross unrealized appreciation of investments was $22,918,806 and gross unrealized depreciation was $15,742,905 resulting in net unrealized appreciation of $7,175,901 (excluding the swap contract).

1. Options Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an op-


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

tion, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended August 31, 2002 were as follows:

                                                      Number of        Premiums
                                                      Contracts        Received
                                                     ===========      =========
Options outstanding at beginning
   of year ....................................               -0-     $      -0-
Options written ...............................       36,150,000        642,330
Options terminated in closing purchase
   transactions ...............................      (10,200,000)      (179,000)
Options expired ...............................      (25,950,000)      (463,330)
                                                     -----------      ---------
Options outstanding at
   August 31, 2002 ............................               -0-     $      -0-
                                                     ===========      =========

2. Swap Agreements

The Fund enters into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period.

Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation of investments and swap contracts.

At August 31, 2002, the Fund had one credit default swap outstanding with Merrill Lynch (the "Counterparty") which provides, upon the occurrence of a credit event as defined in the swap agreement, for the Fund to purchase from the Counterparty at par and take delivery of $2,000,000 principal amount (the "Notional Amount") of United Mexican States, 9.875%, due


--------------------------------------------------------------------------------
24 o ALLIANCE EMERGING MARKET DEBT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

1/15/07. Accordingly, the Fund has off balance sheet risk equal to the notional amount. During the term of the swap agreement, the Fund receives semi-annual fixed interest payments from the Counterparty calculated at a rate of 2.25% applied to the Notional Amount. The scheduled termination date of the swap is August 21, 2006. At August 31, 2002, the unrealized depreciation on this credit default swap contract was $70,000.

NOTE E

Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2002 and August 31, 2001 were as follows:

                                                  2002                2001
                                              ===========         ===========
Distributions paid from:
   Ordinary income .....................      $22,411,441(a)      $22,145,508(a)
                                              -----------         -----------
   Total taxable distributions .........       22,411,441          22,145,508
   Tax return of capital ...............        1,929,877                  -0-
                                              -----------         -----------
Total distributions paid ...............      $24,341,318         $22,145,508
                                              ===========         ===========

As of August 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ..................          $(73,321,311(b)
Unrealized appreciation/(depreciation) ................             7,105,901(c)
                                                                 ------------
Total accumulated earnings/(deficit) ..................          $(66,215,410)
                                                                 ------------

(a) Total distributions paid differ from the statement of changes in net assets because for tax purposes dividends are recognized when actually paid.

(b) On August 31, 2002, the Fund had a net capital loss carryforward of $63,050,891 of which $16,783,909 expire in the year 2007, $29,154,909 expires in the year 2008, $5,826,966 expires in the year 2009 and $11,285,107 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended August 31, 2002, the Fund deferred to September 1, 2002, post October capital losses of $10,270,420.

(c) The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount. Shares Amount


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE F

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                         ----------------------------        --------------------------------
                                    Shares                                 Amount
                         ----------------------------        --------------------------------
                         Year Ended        Year Ended          Year Ended          Year Ended
                         August 31,        August 31,          August 31,          August 31,
                               2002              2001                2002                2001
                         --------------------------------------------------------------------
Class A
Shares sold               7,408,459         4,435,790        $ 45,752,765        $ 28,999,610
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions            774,307           598,882           4,809,570           3,924,173
---------------------------------------------------------------------------------------------
Shares converted
   from Class B             752,632           666,061           4,666,315           4,371,030
---------------------------------------------------------------------------------------------
Shares redeemed          (6,726,005)       (4,584,723)        (41,296,519)        (29,917,729)
---------------------------------------------------------------------------------------------
Net increase              2,209,393         1,116,010        $ 13,932,131        $  7,377,084
=============================================================================================
Class B
Shares sold               3,961,357         2,036,353        $ 25,161,520        $ 13,661,870
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions            656,486           536,349           4,128,656           3,560,170
---------------------------------------------------------------------------------------------
Shares converted
   to Class A              (743,923)         (657,775)         (4,666,315)         (4,371,030)
---------------------------------------------------------------------------------------------
Shares redeemed          (3,700,767)       (4,083,555)        (23,076,497)        (27,253,331)
---------------------------------------------------------------------------------------------
Net increase
   (decrease)               173,153        (2,168,628)       $  1,547,364        $(14,402,321)
=============================================================================================
Class C
Shares sold               2,485,082         1,353,900        $ 15,814,450        $  9,023,845
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions            411,963           338,549           2,595,917           2,252,089
---------------------------------------------------------------------------------------------
Shares redeemed          (1,727,056)       (2,247,215)        (10,767,138)        (14,981,135)
---------------------------------------------------------------------------------------------
Net increase
   (decrease)             1,169,989          (554,766)       $  7,643,229        $ (3,705,201)
=============================================================================================


--------------------------------------------------------------------------------
26 o ALLIANCE EMERGING MARKET DEBT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE G

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of August 31, 2002, the Fund had entered into the following reverse repurchase agreements:

                                              Interest
  Amount                  Broker                 Rate              Maturity
===========         ==================        ========         =================
$ 2,170,391         Lehman Brothers              0.10%         December 31, 2002
$ 1,509,008         JP Morgan Chase              0.50%         December 31, 2002
$ 1,507,680         Lehman Brothers              1.25%         December 31, 2002
$19,071,828         JP Morgan Chase              1.65%         December 31, 2002
$20,950,808         UBS Securities LLC           1.85%         December 31, 2002

For the year ended August 31, 2002, the average amount of reverse repurchase agreements outstanding was $35,370,231 and the daily weighted average interest rate was 1.79%.

NOTE H

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

NOTE I

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2002.


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                       -------------------------------------------------------------
                                                                  Class A
                                       -------------------------------------------------------------
                                                           Year Ended August 31,
                                       -------------------------------------------------------------
                                       2002(a)         2001          2000          1999         1998
                                       -------------------------------------------------------------
Net asset value,
  beginning of period .............    $  6.37      $  7.06       $  5.69       $  5.05      $ 10.64
                                       -------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ..........        .69          .85           .75           .71          .73
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (.24)        (.76)         1.40           .74        (4.03)
                                       -------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        .45          .09          2.15          1.45        (3.30)
                                       -------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............       (.74)        (.78)         (.75)         (.74)        (.73)
Tax return of capital .............       (.06)          -0-         (.03)         (.03)        (.15)
Distributions in excess of
  net investment income ...........         -0-          -0-           -0-         (.04)        (.04)
Distributions from net realized
  gain on investments .............         -0-          -0-           -0-           -0-       (1.37)
                                       -------------------------------------------------------------
Total dividends and
  distributions ...................       (.80)        (.78)         (.78)         (.81)       (2.29)
                                       -------------------------------------------------------------
Net asset value,
  end of period ...................    $  6.02      $  6.37       $  7.06       $  5.69      $  5.05
                                       =============================================================
Total Return
Total investment return based
  on net asset value(c) ...........       7.38%        1.55%        39.76%        29.40%      (38.56)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................    $76,397      $66,750       $66,075       $50,540      $32,365
Ratio to average net assets of:
  Expenses ........................       1.88%        2.20%         1.76%         1.59%        1.48%
  Expenses, excluding
    interest expense ..............       1.50%        1.47%         1.51%         1.59%        1.48%
  Net investment
    income ........................      11.02%       12.78%        11.59%        12.34%        8.51%
Portfolio turnover rate ...........        170%         150%          173%          179%         188%

See footnote summary on page 31.


--------------------------------------------------------------------------------
28 o ALLIANCE EMERGING MARKET DEBT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                       -------------------------------------------------------------
                                                                  Class B
                                       -------------------------------------------------------------
                                                           Year Ended August 31,
                                       -------------------------------------------------------------
                                       2002(a)         2001          2000          1999         1998
                                       -------------------------------------------------------------
Net asset value,
  beginning of period .............    $  6.45      $  7.14      $   5.74      $   5.05      $ 10.64
                                       -------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ..........        .64          .79           .71           .67          .67
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (.24)        (.76)         1.40           .76        (4.05)
                                       -------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        .40          .03          2.11          1.43        (3.38)
                                       -------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............       (.70)        (.72)         (.68)         (.68)        (.67)
Tax return of capital .............       (.06)          -0-         (.03)         (.03)        (.14)
Distributions in excess of
  net investment income ...........         -0-          -0-           -0-         (.03)        (.04)
Distributions from net realized
  gain on investments .............         -0-          -0-           -0-           -0-       (1.36)
                                       -------------------------------------------------------------
Total dividends and
  distributions ...................       (.76)        (.72)         (.71)         (.74)       (2.21)
                                       -------------------------------------------------------------
Net asset value,
  end of period ...................    $  6.09      $  6.45      $   7.14      $   5.74      $  5.05
                                       =============================================================
Total Return
Total investment return based
  on net asset value(c) ...........       6.50%         .63%        38.41%        28.85%      (39.11)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................    $80,064      $83,706      $108,075      $110,003      $79,660
Ratio to average net assets of:
  Expenses ........................       2.58%        2.88%         2.45%         2.31%        2.22%
  Expenses, excluding
    interest expense ..............       2.20%        2.17%         2.21%         2.31%        2.22%
  Net investment
    income ........................      10.25%       11.80%        10.85%        11.59%        7.78%
Portfolio turnover rate ...........        170%         150%          173%          179%         188%

See footnote summary on page 31.


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                       -------------------------------------------------------------
                                                                  Class C
                                       -------------------------------------------------------------
                                                           Year Ended August 31,
                                       -------------------------------------------------------------
                                       2002(a)         2001          2000          1999         1998
                                       -------------------------------------------------------------
Net asset value,
  beginning of period .............    $  6.46      $  7.15       $  5.74       $  5.05      $ 10.64
                                       -------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ..........        .64          .79           .71           .67          .67
Net realized and unrealized
  gain (loss) on investment
  transactions ....................       (.24)        (.76)         1.41           .76        (4.05)
                                       -------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        .40          .03          2.12          1.43        (3.38)
                                       -------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............       (.70)        (.72)         (.68)         (.68)        (.67)
Tax return of capital .............       (.06)          -0-         (.03)         (.03)        (.14)
Distributions in excess of
  net investment income ...........         -0-          -0-           -0-         (.03)        (.04)
Distributions from net realized
  gain on investments .............         -0-          -0-           -0-           -0-       (1.36)
                                       -------------------------------------------------------------
Total dividends and
  distributions ...................       (.76)        (.72)         (.71)         (.74)       (2.21)
                                       -------------------------------------------------------------
Net asset value,
  end of period ...................    $  6.10      $  6.46       $  7.15       $  5.74      $  5.05
                                       =============================================================
Total Return
Total investment return based
  on net asset value(c) ...........       6.50%         .63%        38.58%        28.85%      (39.09)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................    $45,527      $40,667       $48,960       $39,024      $23,711
Ratio to average net assets of:
  Expenses ........................       2.56%        2.87%         2.45%         2.30%        2.19%
  Expenses, excluding
    interest expense ..............       2.19%        2.16%         2.20%         2.30%        2.19%
  Net investment
    income ........................      10.16%       11.81%        10.78%        11.56%        7.75%
Portfolio turnover rate ...........        170%         150%          173%          179%         188%

See footnote summary on page 31.


--------------------------------------------------------------------------------
30 o ALLIANCE EMERGING MARKET DEBT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended August 31, 2002, the effect of this change to Class A, B and C was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets was decreased from 11.10% to 11.02% for Class A, from 10.34% to 10.25% for Class B and from 10.24% to 10.16% for Class C. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 31

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                            INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Emerging Market Debt Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Emerging Market Debt Fund, Inc. (formerly, Alliance Global Dollar Government Fund, Inc.) (the "Fund"), including the portfolio of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. "These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Emerging Market Debt Fund, Inc. at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
October 11, 2002


--------------------------------------------------------------------------------
32 o ALLIANCE EMERGING MARKET DEBT FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

valuation

The process of determining the value of an asset or company.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 33

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.


--------------------------------------------------------------------------------
34 o ALLIANCE EMERGING MARKET DEBT FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 35

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
36 o ALLIANCE EMERGING MARKET DEBT FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                  PORTFOLIOS
                                                                                    IN FUND           OTHER
   NAME, AGE OF DIRECTOR,                         PRINCIPAL                         COMPLEX        DIRECTORSHIPS
         ADDRESS                                OCCUPATION(S)                     OVERSEEN BY        HELD BY
   (YEARS OF SERVICE*)                       DURING PAST 5 YEARS                   DIRECTOR          DIRECTOR
----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa, **, 57          President, Chief Operating Officer and a              114              None
1345 Avenue of                  Director of Alliance Capital Management
the Americas                    Corporation ("ACMC"), with which he has
New York, NY 10105 (8)          been associated with since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block, #+, 71              Formerly an Executive Vice President and               93              None
P.O. Box 4623                   the Chief Insurance Officer of The
Stamford, CT 06903 (8)          Equitable Life Assurance Society of the
                                United States; Chairman and Chief Executive
                                Officer of Evlico. Formerly a Director of
                                Avon, BP Amoco Corp., Ecolab, Inc., Tandem
                                Financial Group and Donaldson, Lufkin &
                                Jenrette Securities Corporation.

David H. Dievler, #+, 73        Independent consultant. Until December                 98              None
P.O. Box 167                    1994, Senior Vice President of ACMC
Spring Lake, NJ 07762 (8)       responsible for mutual fund administration.
                                Prior to joining ACMC in 1984, Chief Financial
                                Officer of Eberstadt Asset Management since
                                1968. Prior to that, Senior Manager at Price
                                Waterhouse & Co. Member of American Institute
                                of Certified Public Accountants since 1953.

John H. Dobkin, #+, 60          Consultant. Currently, President of the                94              None
P.O. Box 12                     Board of Save Venice, Inc. (preservation
Annandale, NY 12504 (8)         organization). Formerly a Senior Advisor
                                from June 1999-June 2000 and President
                                (December 1989-May 1999) (historic
                                preservation). Previously, Director of the
                                National Academy of Design. and during
                                1988-92, Director and Chairman of the Audit
                                Committee of ACMC.

William H. Foulk, Jr., #+, 70   Investment Adviser and an independent                 110              None
2 Soundview Drive               consultant. Formerly Senior Manager of
Suite 100                       Barrett Associates, Inc., a registered
Greenwich, CT 06830             investment adviser, with which he had been
(8)                             associated since prior to 1997. Formerly
                                Deputy Comptroller of the State of New York
                                and, prior thereto, Chief Investment Officer
                                of the New York Bank for Savings.


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 37

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                                  PORTFOLIOS
                                                                                    IN FUND           OTHER
   NAME, AGE OF DIRECTOR,                         PRINCIPAL                         COMPLEX        DIRECTORSHIPS
         ADDRESS                                OCCUPATION(S)                     OVERSEEN BY        HELD BY
   (YEARS OF SERVICE*)                       DURING PAST 5 YEARS                   DIRECTOR          DIRECTOR
----------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63      Senior Counsel of the law firm of Cahill               93          Placer Dome,
15 St. Bernard's Road           Gordon & Reindel since February 2001                               Inc. (mining)
Gladstone, NJ 07934 (8)         and a partner of that firm for more than
                                25 years prior hereto. President
                                and Chief Executive Officer and of Director
                                of Wenonah Development Company (investments)

Donald J. Robinson, #+, 68      Senior Counsel of the law firm of Orrick,             107              None
98 Hell's Peak Road             Herrington & Sutcliffe LLP since January
Weston, VT 05161 (6)            1997. Formerly a senior partner and a
                                member of the Executive Committee of
                                that firm. He was also a member and Chairman
                                of the Municipal Securities Rulemaking Board
                                and and a Trustee of the Museum of the City
                                of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
38 o ALLIANCE EMERGING MARKET DEBT FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

                              Principal Position(s)                                Principal Occupation
Name, Address* and Age           Held with Fund                                     During Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57            Chairman                         See biography on page 37.

Wayne D. Lyski, 61            President                        Executive Vice President of Alliance Capital Management
                                                               Corporation ("ACMC")*, with which he has been associated
                                                               with since prior to 1997.

Kathleen A. Corbet, 42        Senior Vice President            Executive Vice President of ACMC**, with which she has
                                                               been associated since prior to 1997.

Paul J. DeNoon, 40            Vice President                   Senior Vice President of ACMC**, with which he has been
                                                               associated since prior to 1997.

Edmund P. Bergan, Jr., 52     Secretary                        Senior Vice President and the General Counsel of Alliance
                                                               Fund Distributors, Inc. ("AFD")** and Alliance Global
                                                               Investor Services Inc. ("AGIS")**, with which he has been
                                                               associated since prior to 1997.

Mark D. Gersten, 52           Treasurer and Chief              Senior Vice President of AGIS** and a Vice President of
                              Financial Officer                AFD**, with which he has been associated since prior to
                                                               1997.

Vincent S. Noto, 37           Controller                       Vice President of AGIS**, with which he has been associated since prior to 1997.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 39

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
40 o ALLIANCE EMERGING MARKET DEBT FUND

Alliance Emerging Market Debt Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

   Alliance Capital [LOGO](R)
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(R) These registered service marks used under license from the owner, Alliance
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